                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
by
                                                 Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12
INVESMENT COMPANY OF AMERICA
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------------------------
-
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ---------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ---------------------------------------------------------------------------
    (5) Total fee paid:
    ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    ---------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ---------------------------------------------------------------------------
    (3) Filing Party:
    ---------------------------------------------------------------------------
    (4) Date Filed:
    ---------------------------------------------------------------------------
Notes:

                       THE INVESTMENT COMPANY OF AMERICA
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 1997
                                ----------------

TO THE SHAREHOLDERS OF
THE INVESTMENT COMPANY OF AMERICA:

    The Annual Meeting of Shareholders of The Investment Company of America (the "Company") will be held at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, April 29, 1997 at 10:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) election of a board of eleven Directors;

    (2) ratification of the selection of Price Waterhouse LLP as the independent accountant for the Company for the year ending December 31, 1997; and

    (3) such other matters as may properly come before the meeting.

    The Board of Directors has fixed March 3, 1997, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE ANNUAL MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

                                      By order of the Board of Directors,

                                               VINCENT P. CORTI
                                                   SECRETARY

March 17, 1997

                                     IMPORTANT
  SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       THE INVESTMENT COMPANY OF AMERICA
              333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                ----------------

                                PROXY STATEMENT

                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 29, 1997
                               ------------------

    The enclosed Proxy is solicited by the Board of Directors of the Company in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 29, 1997. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

    At the close of business on March 3, 1997, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 1,272,832,521 Common shares of capital stock, $1 par value per share, the only authorized class of voting securities of the Company (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Company to own beneficially 5% or more of the outstanding Shares of the Company.

    This Proxy Statement was first mailed to shareholders on or about March 17, 1997. The Company's Annual Report for the year ended December 31, 1996, including financial statements, has been mailed to shareholders. The Annual Report is not to be regarded as proxy solicitation material or as part of this Proxy Statement.

    With respect to the election of directors (Item 1), the eleven nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting Shares are present or represented by proxy, or (b) more than 50% of all outstanding voting Shares on the record date.

    In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated Directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Where brokers holding Company Shares for their customers in so-called "Street Name" have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1. ELECTION OF DIRECTORS

    Eleven directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. All of the nominees for director except William J. Spencer were elected by shareholders at their last Annual Meeting on April 23, 1996. Dr. Spencer was elected by directors on January 15, 1997. Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

                                                                                              MEMBERSHIPS ON
                                           CURRENT PRINCIPAL               YEAR               BOARDS OF OTHER
        NAME OF NOMINEE                     OCCUPATION AND                FIRST            REGISTERED INVESTMENT
    (POSITION WITH COMPANY)              PRINCIPAL EMPLOYMENT           ELECTED A         COMPANIES AND PUBLICLY
            AND AGE                    DURING PAST FIVE YEARS #          DIRECTOR             HELD COMPANIES
-------------------------------  -------------------------------------  ----------  -----------------------------------
Mr. Charles H. Black 1 3         Private investor and consultant;          1981     The American Funds Group
 (Director)                       former Executive Vice President and               (Director/Trustee of 3 other funds)
 70                               Director, KaiserSteel Corporation                 JMC Group, Inc.
                                                                                    Pacific Stock Exchange
                                                                                    (Public Governor)
                                                                                    Wilshire Technologies, Inc.

Ms. Ann S. Bowers 2 3            Senior Trustee, The Noyce Foundation;     1991     Network Peripherals, Inc.
 (Director)                       Trustee, Cornell University
 59

Dr. Malcolm R. Currie 3          Chairman Emeritus, Hughes Aircraft        1992     LSI Logic Corporation
 (Director)                       Company; Chairman of the Board of                 Unocal Corporation
 70                               Trustees, University of Southern                  U.S. Electricar
                                  California

Mr. Jon B. Lovelace, Jr.*        Vice Chairman of the Board, Capital       1959     The American Funds Group
 (Chairman of the Board)          Research and Management Company                   (Director of 3 other funds)
 70

Prof. John G. McDonald 1 2 3     The IBJ Professor of Finance,             1976     The American Funds Group
 (Director)                       Graduate School of Business,                      (Director/Trustee of 5 other funds)
 59                               Stanford University                               Emerging Markets Growth Fund
                                                                                    Scholastic Corporation
                                                                                    Varian Associates, Inc.
                                                                                    Trinet Corp.

Ms. Bailey Morris-Eck 1 3        Senior Advisor, InterAmerican             1993
 (Director)                       Affairs, White House/U.S. Department
 52                               of State; Senior Fellow, Institute
                                  for International Economics;
                                  Consultant, THE INDEPENDENT OF
                                  LONDON

Mr. Richard G. Newman 1 3        Chairman of the Board, President and      1996     The American Funds Group
 (Director)                       CEO, AECOM Technology Corporation                 (Director/Trustee of 12 other
 62                               (architectural engineering)                       funds) Southwest Water Company

Mr. William C. Newton*           Senior Partner, The Capital Group         1985
 (President and Director)         Partners, L.P.; former Vice Chairman
 66                               of the Board, Capital Research and
                                  Management Company

Mr. James W. Ratzlaff*           Senior Partner, The Capital Group         1991     The American Funds Group
 (Executive Vice President        Partners, L.P., former Vice Chairman              (Director of 7 other funds)
 and Director)                    of the Board, Capital Research and
 60                               Management Company

                                      SHARES
                                   BENEFICIALLY
        NAME OF NOMINEE           OWNED, DIRECTLY
    (POSITION WITH COMPANY)      OR INDIRECTLY, AT
            AND AGE                MARCH 3, 1997
-------------------------------  -----------------
Mr. Charles H. Black 1 3                36,170
 (Director)
 70
Ms. Ann S. Bowers 2 3                   14,299
 (Director)
 59
Dr. Malcolm R. Currie 3                 16,238
 (Director)
 70
Mr. Jon B. Lovelace, Jr.*              62,375+
 (Chairman of the Board)
 70
Prof. John G. McDonald 1 2 3             7,426
 (Director)
 59
Ms. Bailey Morris-Eck 1 3                  688
 (Director)
 52
Mr. Richard G. Newman 1 3                7,986
 (Director)
 62
Mr. William C. Newton*                 39,351+
 (President and Director)
 66
Mr. James W. Ratzlaff*                  5,170+
 (Executive Vice President
 and Director)
 60

                                                                                              MEMBERSHIPS ON
                                           CURRENT PRINCIPAL               YEAR               BOARDS OF OTHER
        NAME OF NOMINEE                     OCCUPATION AND                FIRST            REGISTERED INVESTMENT
    (POSITION WITH COMPANY)              PRINCIPAL EMPLOYMENT           ELECTED A         COMPANIES AND PUBLICLY
            AND AGE                    DURING PAST FIVE YEARS #          DIRECTOR             HELD COMPANIES
-------------------------------  -------------------------------------  ----------  -----------------------------------
Dr. Olin C. Robison 1 2 3        President of the Salzburg Seminar;        1987     The American Funds Group
 (Director)                       President Emeritus, Middlebury                    (Director of 1 other fund)
 60                               College

Dr. William J. Spencer 3         Chairman and Chief Executive Officer,     1997     Adobe Systems, Inc.
 (Director)                       SEMATECH (research and development     (elected
 66                               consortium); Trustee, William Jewell   1/15/97)
                                  College; Trustee, Associated
                                  Universities, Inc.

                                      SHARES
                                   BENEFICIALLY
        NAME OF NOMINEE           OWNED, DIRECTLY
    (POSITION WITH COMPANY)      OR INDIRECTLY, AT
            AND AGE                MARCH 3, 1997
-------------------------------  -----------------
Dr. Olin C. Robison 1 2 3                1,349
 (Director)
 60
Dr. William J. Spencer 3                 0
 (Director)
 66

------------------------------
#  Corporate positions, in some instances, may have changed during this period.

* Is considered an "interested person" of the Company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+   Includes shares beneficially held under a master retirement plan.

1      The Company  has  an  Audit Committee  composed  of  the above-designated directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

2    The Company has a Nominating  Committee which is composed of the designated directors. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Company. (Pursuant to rule 12b-1, the selection and nomination of directors who are not "interested persons" of the Company must be committed to the discretion of the non-interested directors then in office.) While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Company, c/o the Company's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. Suggestions must be received by the Company's Secretary before the end of the Company's fiscal year to be eligible for consideration for nomination at or before the next annual meeting of shareholders.

3 The Company has a Contracts Committee which is composed of all directors who are not considered to be "interested persons" of the Company within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Company proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

    The American Funds Group consists of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California. The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. each managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

    There were seven Board of Directors, two Audit Committee, four Nominating Committee and one Contracts Committee meetings during the year ended December 31, 1996. All incumbent directors attended at least 82% of all Board meetings and meetings of the committees of which they were members.

    The Company has an Advisory Board currently composed of seven persons, all of whom were appointed by the Board of Directors. These individuals are, in the judgment of the Board of Directors, knowledgeable about political and economic matters. In addition to holding meetings from time to time with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, may consult from time to time with the Investment Adviser. Members of the Advisory Board, however, possess no authority or responsibility with respect to the Company's investments or management.

    The Company pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

                                                                         TOTAL COMPENSATION
                                                                       (INCLUDING VOLUNTARILY
                                          AGGREGATE COMPENSATION       DEFERRED COMPENSATION1)        TOTAL NUMBER
                                          (INCLUDING VOLUNTARILY           FROM ALL FUNDS            OF FUND BOARDS
                                         DEFERRED COMPENSATION1)             MANAGED BY                 ON WHICH
                                         FROM THE COMPANY DURING        CAPITAL RESEARCH AND            DIRECTOR
         DIRECTOR OR NOMINEE            FISCAL YEAR ENDED 12/31/96       MANAGEMENT COMPANY              SERVES3
-------------------------------------  ----------------------------  ---------------------------  ---------------------
Mr. Charles H. Black.................       $  60,400                    $  115,400                             4
Ms. Ann S. Bowers....................          55,800                        55,800                             1
Dr. Malcolm R. Currie................          48,600(deferred)4             48,600(deferred)                   1
Mr. Jon B. Lovelace, Jr..............            none5                         none5                            4
Prof. John G. McDonald...............          62,200(deferred)4            153,800(deferred)                   7
Ms. Bailey Morris-Eck................          49,800                        49,800                             1
Mr. Richard G. Newman................          29,200(deferred)4 6           72,500(deferred)                  13
Mr. William C. Newton................            none5                         none5                            1
Mr. James W. Ratzlaff................            none5                         none5                            8
Dr. Olin C. Robison..................          52,200                        77,500                             2
Dr. William J. Spencer...............            none7                         none                             1

------------------------
1 Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Company in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.
2    Capital Research and  Management Company manages  The American Funds  Group consisting of 28 funds. It also manages American Variable Insurance Series, Anchor Pathway Fund, Bond Portfoilio for Endowment, Inc. and Endowments, Inc. (Please see page 3 for a complete listing).
3     Includes  funds managed  by  Capital Research  and Management  Company and affiliates.
4 Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Company until paid to the director. Since the plan's adoption, the total amount of deferred compensation accrued by the Company (plus earnings thereon) for participating directors is as follows: Malcolm R. Currie ($46,484), John G. McDonald ($188,120) and Richard G. Newman ($31,127) as of December 31, 1996.
5 Jon B. Lovelace, Jr., William C. Newton and James W. Ratzlaff are affiliated with the Company's Investment Adviser and, accordingly, receive no remuneration from the Company.
6    Richard G. Newman  was elected a director of  the Company on April 23, 1996 and, accordingly, did not receive a full year of remuneration from the Company.
7 William J. Spencer was elected a director of the Company on January 15, 1997 and, accordingly, did not receive any remuneration from the Company during the fiscal year ended December 31, 1996.

                            OTHER EXECUTIVE OFFICERS

             NAME                                                                OFFICER
   (POSITION WITH COMPANY)                                                    CONTINUOUSLY
           AND AGE                       PRINCIPAL OCCUPATION (1)               SINCE (2)
------------------------------  ------------------------------------------  -----------------
Mr. William R. Grimsley         Capital Research and Management Company,             1987
 (Senior Vice President)        Senior Vice President and Director
 58
Mr. R. Michael Shanahan         Capital Research and Management Company,             1994
 (Senior Vice President)        Chairman of the Board and Principal
 58                             Executive Officer
Mr. Gregg E. Ireland            Capital Research and Management Company,             1994
 (Vice President)               Vice President
 47
Ms. Anne M. Llewellyn           Capital Research and Management Company,             1984
 (Vice President)               Associate
 49
Mr. James B. Lovelace           Capital Research and Management Company,             1994
 (Vice President)               Vice President
 40
Mr. Donald D. O'Neal            Capital Research and Management Company,             1994
 (Vice President)               Vice President
 36
Ms. Patricia L. Vaughn          Capital Research Company,                            1995
 (Vice President)               Vice President
 40
Mr. Vincent P. Corti            Capital Research and Management Company,             1994
 (Secretary)                    Vice President, Fund Business Management
 40                             Group
Mr. Steven N. Kearsley          Capital Research and Management Company,             1975
 (Treasurer)                    Vice President and Treasurer
 55

------------------------------
(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2) Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

    No officer, director or employee of the Investment Adviser receives any remuneration from the Company. All directors and officers as a group owned beneficially fewer than 1% of the Shares outstanding on March 3, 1997.

2. RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR 1997

    Shareholders are requested to ratify the selection by the Board of Directors (including a majority of Directors who are not "interested persons" of the Company as that term is defined in the 1940 Act) of the firm of Price Waterhouse LLP as independent public accountant for the Company for the year 1997. In addition to normal audit services, Price Waterhouse LLP provides services in connection with the preparation and review of federal and state tax returns for the Company. Price Waterhouse LLP has served as the Company's independent public accountant since the Company's inception. Price Waterhouse LLP has advised the Company that it has no material direct or indirect financial interest in the Company or its affiliates. The Company's Audit Committee recommended that Price Waterhouse LLP be selected as the Company's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Company to terminate such employment forthwith without any penalty. No representative of the firm of Price Waterhouse LLP is expected to attend the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICE WATERHOUSE LLP.

OTHER MATTERS

    Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters properly requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy discretionary authority to vote the Shares in respect of any such matters in accordance with their best judgment in the interest of the Company and its shareholders.

                             SHAREHOLDER PROPOSALS

    Notice is hereby given that any shareholder proposals for inclusion in proxy solicitation material for the next annual meeting, must be received by the Company at its principal executive offices, 333 South Hope Street, Los Angeles, CA 90071, by December 1, 1997. Any such proposals must comply with requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION

    Capital Research and Management Company is the investment adviser to the Company and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Company's shares and is located at the Los Angeles and Brea addresses above and also at 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

    The expense of the solicitation of the enclosed Proxies will be borne by the Company. If necessary to ensure satisfactory representation at the meeting, the officers of the Company may solicit Proxies to a limited extent by telephone or telecopier. Any such additional solicitation would be undertaken without cost to the Company, except actual out-of-pocket communication charges which are estimated not to exceed $1,000. ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE COMPANY AT 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CA 90071, OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                          By Order of the Board of Directors,

                                               VINCENT P. CORTI
                                                   SECRETARY

March 17, 1997

     THIS NOTICE OF ANNUAL MEETING AND PROXY
     STATEMENT HAS BEEN PRINTED ON RECYCLED
M    PAPER THAT MEETS THE GUIDELINES OF THE
     UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

PROXY                         THE INVESTMENT COMPANY OF AMERICA

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 1997

The undersigned hereby appoints Vincent P. Corti, William C. Newton, M.J. Barbera and C.D. Dunlop, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, April 29, 1997 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEM 2.

Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.


--DETACH ALONG PERFORATION AND RETURN IN THE ENVELOPE PROVIDED--


IMPORTANT

SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.

---------------------------------------------------------------


IMPORTANT INSTRUCTIONS FOR COMPLETING YOUR PROXY VOTE
[AMERICAN FUNDS LOGO(R)]

- Please fill in the ovals in red or black ink.

- Sign and date your proxy.

- Detach proxy and return promptly in the enclosed envelope, which requires no postage if mailed in the United States.


ADDRESS CORRECTION

If address is not correct as shown, please make correction on this form. DETACH FROM PROXY and return to American Funds Service Company in the enclosed envelope.


------IMPORTANT - PLEASE DETACH ALONG PERFORATION------------

THE INVESTMENT COMPANY OF AMERICA   PROXY

1.  Election of Directors: // To vote for all nominees   //     To withhold
    your vote from all nominees

    - Charles H. Black
    - Bailey Morris-Eck
    - Ann S. Bowers
    - Richard G. Newman
    - Malcolm R. Currie
    - William C. Newton
    - Jon B. Lovelace, Jr.
    - James W. Ratzlaff
    - John G. McDonald
    - Olin C. Robison
    - William J. Spencer

To WITHHOLD your vote for any individual nominee, write the nominee's name(s) on the line below.

                       Account Number:
                       Shares owned as of March 3, 1997


------------------------------------------------

                                            FOR  AGAINST  ABSTAIN

2.  Ratification of selection of
    Price Waterhouse LLP as independent
    accountant:                             //    //        //

    In their discretion, upon other
    matters as may properly come
    before the meeting.


SHAREHOLDER(S) PLEASE SIGN HERE

X _______________________    X ________________________
  Signed                       Signed                  ________